                                                                    Exhibit 25.1


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

____   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)

                          -----------------------------

                               REXNORD CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                  04-3722228
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

4701 GREENFIELD AVENUE
MILWAUKEE, WI                                                53214
(Address of principal executive offices)                     (Zip code)


                    10 1/8% SENIOR SUBORDINATED NOTES DUE 2012
         GUARANTEES OF THE 10 1/8% SENIOR SUBORDINATED NOTES DUE 2012
                          -----------------------------
                       (Title of the indenture securities)

================================================================================

Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:


                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2.  AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.   Not applicable.

Item 16.  LIST OF EXHIBITS.  List below all exhibits filed as a part of this
                             Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.   a.     A copy of the Articles of Association of the
                             trustee now in effect.**

         Exhibit 2.   a.     A copy of the certificate of authority of the
                             trustee to commence business issued June 28, 1872,
                             by the Comptroller of the Currency to The
                             Northwestern National Bank of Minneapolis.*

                      b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of
                             Minneapolis and The Minnesota Loan and Trust
                             Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust
                             Company of Minneapolis.*

                      c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National
                             Bank and Trust Company of Minneapolis to
                             Northwestern National Bank of Minneapolis.*

                      d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National


                             Bank of Minneapolis to Norwest Bank Minneapolis,
                             National Association.*

                      e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                      f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest
                             Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank
                             Minnesota, National Association."***

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.   Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.   Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. Report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.



         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.

         *** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 7th day of January 2003.


                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Michael T. Lechner
                                            -----------------------------------
                                            Michael T. Lechner
                                            Assistant Vice President

                                    EXHIBIT 6




January 7, 2003



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Michael T. Lechner
                                            -----------------------------------
                                            Michael T. Lechner
                                            Assistant Vice President

                                    EXHIBIT 7


WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-1
Legal Title of Bank

MINNEAPOLIS                                                                    3
-------------------------------------------
City

MN                              55479
-------------------------------------------
State                           Zip Code

FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2002 - DECEMBER 31, 2002

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                       Dollar Amount in Thousands  RIAD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a.  Interest and fee income on loans;
       (1) In domestic offices;
          (a) Loans secured by real estate                                                         4011     1,564,186   1.a.1.a
          (b) Loans to finance agricultural production and other loans to farmers                  4024        14,959   1.a.1.b
          (c) Commercial and industrial loans                                                      4012       357,414   1.a.1.c
          (d) Loans to individuals for household, family, and other personal expendiatures:
             (1) Credit cards                                                                      B485        47,913   1.a.1.d.1
             (2) Other (includes single payment, installment, all student loans, and revolving
                 credit plans other than credit cards)                                             B486        81,860   1.a.1.d.2
          (e) Loans to foreign governments and official institutions                               4056             0   1.a.1.e
          (f) All other loans in domestic offices                                                  B487       176,110   1.a.1.f
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                           4059            89   1.a.2
       (3) Total interest and fee income on loans (sum of Items 1.a.(1)(a) through 1.a.(2))        4010     2,242,531   1.a.3
   b.  Income from lease financing receivables                                                     4065       166,946   1.b
   c.  Interest income on balances due from depository institutions: (1)                           4115           799   1.c
   d.  Interest and dividend income on securities:
       (1) U.S. Treasury securities and U.S. Government agency obligations (excluding
            mortgage-backed securities)                                                            B488        17,297   1.d.1
       (2) Mortgage-backed securities                                                              B489        77,097   1.d.2
       (3) All other securities (includes securities issued by states and political subdivisions
            in the U.S.)                                                                           4060        35,136   1.d.3
   e.  Interest income from trading assets                                                         4069           249   1.e
   f.  Interest income on federal funds sold and securities purchased under agreements to resell   4020       225,939   1.f
   g.  Other interest income                                                                       4518        14,556   1.g
   h.  Total interest income (sum of items 1.a.(3) through 1.g)                                    4107     2,780,550   1.h
2. Interest expense:
   a.  Interest on deposits:
       (1) Interest on deposits in domestic offices;
          (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)                                      4508         3,011   2.a.1.a
          (b) Nontransaction accounts;
             (1) Savings deposits (includes MMDAs)                                                 0093        85,530   2.a.1.b.1
             (2) Time deposits of $100,000 or more                                                 A517         8,921   2.a.1.b.2
             (3) Time deposits of less than $100,000                                               A518        69,647   2.a.1.b.3
       (2) Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs      4172       200,546   2.a.2
   b.  Expense of federal funds purchased and securities sold under agreements to repurchase       4180        93,934   2.b
   c.  Interest on trading liabilities and other borrowed money                                    4185       167,593   2.c

----------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-2
Legal Title of Bank

FDIC Certificate Number - 05208                                                4

SCHEDULE RI--CONTINUED

                                                                                       Year-to-date
                                                                               -----------------------
                                                   Dollar Amounts in Thousands  RIAD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------
2.  Interest expense (continued):
    d.  Interest on subordinated notes and debentures                           4200                 1                         2.d
    e.  Total interest expense (sum of items 2.a through 2.d)                   4073           629,183                         2.e
3.  Net interest income (item 1.h minus 2.e)                                                               4074    2,151,367   3
4.  Provision for loan and lease losses                                                                    4230       94,753   4
5.  Noninterest income:
    a.  Income from fiduciary activities(1)                                     4070           242,679                         5.a
    b.  Service charges on deposit accounts in domestic offices                 4080           174,964                         5.b
    c.  Trading revenue(2)                                                      A220            (1,072)                        5.c
    d.  Investment banking, advisory, brokerage, and underwriting fees
        and commissions                                                         B490           123,924                         5.d
    e.  Venture capital revenue                                                 B491                 0                         5.e
    f.  Net servicing fees                                                      B492                 0                         5.f
    g.  Net securitization income                                               B493                 0                         5.g
    h.  Insurance commissions and fees                                          B494            90,713                         5.h
    i.  Net gains (losses) on sales of loans and leases                         5416               862                         5.i
    j.  Net gains (losses) on sales of other real estate owned                  5415               743                         5.j
    k.  Net gains (losses) on sales of other assets (excluding securities)      B496          (232,200)                        5.k
    l.  Other noninterest income*                                               B497           464,899                         5.l
    m.  Total noninterest income (sum of items 5.a through 5.l)                                            4079      865,512   5.m
6.  a.  Realized gains (losses) on held-to-maturity securities                                             3521            0   6.a
    b.  Realized gains (losses) on available-for-sale securities                                           3196       13,940   6.b
7.  Noninterest expense:
    a.  Salaries and employee benefits                                          4135           575,180                         7.a
    b.  Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage interest)        4217           132,681                         7.b
    c.  (1) GOODWILL IMPAIRMENT LOSSES                                          C216                 0                         7.c.1
        (2) AMORTIZATION EXPENSE AND IMPAIRMENT LOSSES FOR
            OTHER INTANGIBLE ASSETS                                             C232             1,566                         7.c.2
    d.  Other noninterest expense *                                             4092           757,259                         7.d
    e.  Total noninterest expense (sum of items 7.a through 7.d)                                           4093    1,466,686   7.e
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus items 4, 5.m,
    6.a, 6.b, and 7.e)                                                                                     4301    1,469,380   8
9.  Applicable income taxes (on item 8)                                                                    4302      525,875   9
10. Income (loss) before extraordinary items and other adjusments
    (item 8 minus item 9)                                                                                  4300      943,505   0
11. Extraordinary items and other adjustments, net of income taxes *                                       4320            0   11
12. Net income (loss) (sum of items 10 and 11)                                                             4340      943,505   12

----------
  * Describe on Schedule RI-E -- Explanations.
(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-3
Legal Title of Bank

FDIC Certificate Number - 05208                                                5

SCHEDULE RI--CONTINUED

                                                                                                                 Year-to-Date
                                                                                                       ----------------------
Memoranda                                                                  Dollar Amounts in Thousands RIAD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes                             4513               287  M.1
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)                                                                  8431           100,434  M.2
3.  Income on tax-exempt loans and leases to states and political subdivisions in
    the U.S. (included in Schedule RI, items 1.a and 1.b)                                              4313             2,469  M.3
4.  Income on tax-exempt securities issued by states and political subdivisions in the U.S.
    (included in Schedule RI, item 1.d.(3))                                                            4507            16,350  M.4
5.  Number of full-time equivalent employees at end of current period (round to                                    NUMBER
    nearest whole number)                                                                              4150             7,514  M.5
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of applying push down                CCYY / MM / DD
    accounting this calendar year, report the date of the bank's acquisition (1)                       9106              N/A   M.7

8.  Trading revenue (from cash instruments and derivative instruments) (sum of
    Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (TO BE
    COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7)
    OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.):                            RIAD  Bil | Mil | Thou
    a.  Interest rate exposures                                                                        8757            (1,072) M.8.a
    b.  Foreign exchange exposures                                                                     8758                 0  M.8.b
    c.  Equity security and index exposures                                                            8759                 0  M.8.c
    d.  Commodity and other exposures                                                                  8760                 0  M.8.d

9.  Impact on income of derivatives held for purposes other than trading:                              RIAD Bil | Mil | Thou
    a.  Net increase (decrease) to interest income                                                     8761                 0  M.9.a
    b.  Net (increase) decrease to interest expense                                                    8762             2,878  M.9.b
    c.  Other (noninterest) allocations                                                                8763                 0  M.9.c
10. Credit losses on derivatives (see instructions)                                                    A251                 0  M.10
11. Does the reporting bank have a Subchapter S election in effect for                                              YES / NO
    federal income tax purposes for the current tax year ?                                             A530            NO      M.11

----------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-4
Legal Title of Bank

FDIC Certificate Number - 05208                                                6

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                            Dollar Amounts in Thousands RIAD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2001, Reports
    of Condition and Income (i.e., after adjustments from amended Reports of Income)                    3217         3,191,226 1
2.  Restatements due to corrections of material accounting errors and changes in
    accounting principles*                                                                              B507                 0 2
3.  Balance end of previous calendar year as restated (sum of items 1 and 2)                            B508         3,191,226 3
4.  Net income (loss) (must equal Schedule RI, item 12)                                                 4340           943,505 4
5.  Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury
    stock transactions)                                                                                 B509                 0 5
6.  Treasury stock transactions, net                                                                    B510                 0 6
7.  Changes incident to business combinations, net                                                      4356           420,978 7
8.  LESS: Cash dividends declared on preferred stock                                                    4470                 0 8
9.  LESS: Cash dividends declared on common stock                                                       4460           500,000 9
10. Other comprehensive income (1)                                                                      B511            23,984 10
11. Other transactions with parent holding company * (not included in items 5, 6, 8, or 9 above)        4415                 0 11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28)                                                                               3210         4,079,693 12

----------
  * Describe on Schedule RI-E -- Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

                                                                                         ( Column A )          ( Column B )
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH                                     Charge-offs (1)          Recoveries
THE ALLOCATED TRANSFER RISK RESERVE.                                                       Calendar year-to-date
                                                                                -------------------------------------------
                                                    Dollar Amounts in Thousands RIAD Bil | Mil | Thou | RIAD Bil | Mil | Thou 1.
---------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a.  Construction, land development, and other land loans in domestic
        offices                                                                 3582              150   3583             24 1.a
    b.  Secured by farmland in domestic offices                                 3584              105   3585            281 1.b
    c.  Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit                       5411              622   5412            302 1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties:
            (a) SECURED BY FIRST LIENS                                          C234            1,908   C217            253 1.c.2.a
            (b) SECURED BY JUNIOR LIENS                                         C235              167   C218            506 1.c.2.b
    d.  Secured by multifamily (5 or more) residential properties in domestic
        offices                                                                 3588                0   3589              0 1.d
    e.  Secured by nonfarm nonresidential properties in domestic offices        3590            4,956   3591            271 1.e
    f.  In foreign offices                                                      B512                0   B513              0 1.f
2.  Loans to depository institutions and acceptances of other banks:
    a.  To U.S. banks and other U.S. depository institutions                    4653                0   4663              0 2.a
    b.  To foreign banks                                                        4654                0   4664              0 2.b
3.  Loans to finance agricultural production and other loans to farmers         4655              548   4665            739 3
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)                                           4645           66,890   4617         12,553 4.a
    b.  To non-U.S. addressees (domicile)                                       4646                0   4618              0 4.b

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-5
Legal Title of Bank

FDIC Certificate Number - 05208                                                7

SCHEDULE RI-B--CONTINUED

                                                                                         ( Column A )          ( Column B )
PART I. CONTINUED                                                                      Charge-offs (1)          Recoveries
                                                                                --------------------------------------------
                                                                                           Calendar year-to-date
                                                                                --------------------------------------------
                                                     Dollar Amounts in Thousands RIAD Bil | Mil | Thou RIAD Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
5.  Loans to individuals for household, family, and other personal expenditures:
    a.  Credit cards                                                            B514           19,536     B515        1,108  5.a
    b.  Other (includes single payment, installment, all student loans
        and revolving credit plans other than credit cards)                     B516           17,806     B517        7,827  5.b
6.  Loans to foreign governments and official institutions                      4643                0     4627            0  6
7.  All other loans                                                             4644              283     4628           38  7
8.  Lease financing receivables:
    a.  To U.S. addressees (domicile)                                           4658            2,275     4668          250  8.a
    b.  To non-U.S. addressees (domicile)                                       4659                0     4669            0  8.b
9. Total (sum of items 1 through 8)                                             4635          115,246     4605       24,152  9

                                                                                         ( Column A )          ( Column B )
Memoranda                                                                              Charge-offs (1)          Recoveries
                                                                                ---------------------------------------------
                                                                                             Calendar year-to-date
                                                                                ---------------------------------------------
                                                    Dollar Amounts in Thousands RIAD Bil | Mil | Thou   RIAD Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above                                 5409                0   5410                0   M.1
2.  Loans secured by real estate to non-U.S. addresses (domicile)
    (included in Schedule RI-B, part I, item 1, above):                         4652                0   4662                0   M.2

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                            Dollar Amounts in Thousands RIAD   Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------------
1.  Balance most recently reported for the December 31, 2001,  Reports of Condition
    and Income (i.e., after adjustments from amended Reports of Income)                                 B522          281,751  1
2.  Recoveries (must equal part I, item 9, column B above)                                              4605           24,152  2
3.  LESS: CHARGE-OFFS (MUST EQUAL PART I, ITEM 9, COLUMN A ABOVE
    LESS SCHEDULE RI-B, PART II, ITEM 4)                                                                C079          115,246  3
4.  LESS: WRITE-DOWNS ARISING FROM TRANSFERS OF LOANS TO A HELD-FOR-SALE ACCOUNT                        5523                0  4
5.  Provision for loan and lease losses (must equal Schedule RI, item 4)                                4230           94,753  5
6.  ADJUSTMENTS * (SEE INSTRUCTIONS FOR THIS SCHEDULE)                                                  C233           (1,147) 6
7.  Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)
    (must equal Schedule RC, item 4.c)                                                                  3123          284,263  7

----------
* Describe on Schedule RI-E-Explanations.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RI-6
Legal Title of Bank

FDIC Certificate Number - 05208                                                8

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                                               Year-to-Date
                                                                                                            ---------------------
                                                                            Dollar Amounts in Thousands RIAD Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------------
1.  Interest income and expense attributable to international operations:
    a.  Gross interest income                                                                           B523              N/A 1.a
    b.  Gross interest expense                                                                          B524              N/A 1.b
2.  Net interest income attributable to international operations (item 1.a minus 1.b)                   B525              N/A 2.
3.  Noninterest income and expense attributable to international operations:
    a.  Noninterest income attributable to international operations                                     4097              N/A 3.a
    b.  Provision for loan and lease losses attributable to international operations                    4235              N/A 3.b
    c.  Other noninterest expense attributable to international operations                              4239              N/A 3.c
    d.  Net noninterest income (expense) attributable to international operations (item 3.a minus
        3.b and 3.c)                                                                                    4843              N/A 3.d
4.  Estimated pretax income attributable to international operations before capital allocation
    adjustment (sum of items 2 and 3.d)                                                                 4844              N/A 4
5.  Adjustment to pretax income for internal allocations to international operations to reflect
    the effects of equity capital on overall bank funding costs                                         4845              N/A 5
6.  Estimated pretax income attributable to international operations after capital allocation
    adjustment (sum of items 4 and 5)                                                                   4846              N/A 6
7.  Income taxes attributable to income from international operations as estimated in item 6            4797              N/A 7
8.  Estimated net income attributable to international operations (item 6 minus 7)                      4341              N/A 8

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
Legal Title of Bank                                                    RI-7
-------------------------------------------
FDIC Certificate Number - 05208                                                9

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                         Year-to-Date
                                                                                                   ---------------------
                                                                     Dollar Amounts in Thousands   RIAD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------
1.  Other noninterest income (from Schedule RI, item 5.l)
    Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
              TEXT
    a.        Income and fees from the printing and sale of checks                                 C013                0 1.a
    b.        Earnings on/increase in value of cash surrender value of life insurance              C014                0 1.b
    c.        Income and fees from automated teller machines (ATMs)                                C016                0 1.c
    d.        Rent and other income from other real estate owned                                   4042                0 1.d
    e.        Safe deposit box rent                                                                C015                0 1.e
    f.  4461  Intercompany allocations                                                             4461          274,457 1.f
    g.  4462  Credit card fees                                                                     4462           62,052 1.g
    h.  4463  Loan origination fees                                                                4463           40,003 1.h
2.  Other noninterest expense (from Schedule RI, item 7.d):
    Itemize and describe amounts that exceed 1% of the sum of of Schedule RI, items
    1.h and 5.m:
              TEXT
    a.        Data processing expenses                                                             C017           44,129 2.a
    b.        Advertising and marketing expenses                                                   0497                0 2.b
    c.        Director's fees                                                                      4136                0 2.c
    d.        Printing, stationery, and supplies                                                   C018                0 2.d
    e.        Postage                                                                              8403                0 2.e
    f.        Legal fees and expenses                                                              4141                0 2.f
    g.        FDIC deposit insurance assessments                                                   4146                0 2.g
    h.  4464  Intercompany allocations                                                             4464          476,014 2.h
    I.  4467  Other fees & service charges                                                         4467           89,364 2.i
    j.  4468                                                                                       4468              N/A 2.j
3.  Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
              TEXT

a.  (1)       Effect of adopting FAS 142, "Goodwill and Other Intangible
              Assets""                                                                             C231                0 3.a.1
        (2) Applicable income tax effect                                        4486          0                          3.a.2
b.  (1) 4487                                                                                       4487              N/A 3.b.1
        (2) Applicable income tax effect                                        4488          0                          3.b.2
c.  (1) 4489                                                                                       4489              N/A 3.c.1
        (2) Applicable income tax effect                                        4491          0                          3.c.2

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
Legal Title of Bank                                                    RI-8
-------------------------------------------
FDIC Certificate Number - 05208                                               10

SCHEDULE RI-E--CONTINUED

                                                                                                   Year-to-Date
                                                                                             ---------------------
                                                                 Dollar Amounts in Thousands RIAD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------
4.  Restatements due to corrections of material accounting errors and changes in accounting principles
    (from Schedule RI-A, item 2) (itemize and describe all restatements):
             TEXT
    a.  B526                                                                                 B526             N/A  4.a
    b.  B527                                                                                 B527             N/A  4.b
5.  Other transactions with parent holding company (from Schedule RI-A, item 11)
    (itemize and describe all such transactions):
             TEXT
    a.  4498                                                                                 4498             N/A  5.a
    b.  4499                                                                                 4499             N/A  5.b
6.  Adjustments to allowance for loan and lease losses
    (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
              TEXT
    a.  4521 Paydown of securitizations w/ affiliates                                        4521         (25,354) 6.a
    b.  4522 Marquette merger                                                                4522          28,336  6.b
7.  Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
    X = NO COMMENT - Y = COMMENT                                  RIAD
    Other explanations (please type or print clearly):            4769

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-1
Legal Title of Bank
                                                                              11
MINNEAPOLIS
City

MN                                              55479
State                                           Zip Code

FDIC Certificate Number - 05208

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                             Dollar Amounts in Thousands RCFD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a.  Noninterest-bearing balances and currency and coin(1)                                            0081        1,820,590 1.a
    b.  Interest-bearing balances(2)                                                                     0071           63,877 1.b
2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, column A)                                       1754                0 2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D)                                     1773        1,613,776 2.b
3.  Federal funds sold and securities purchased under agreements to resell:                              RCON
    a.  FEDERAL FUNDS SOLD IN DOMESTIC OFFICES                                                           B987        8,118,713 3.a
                                                                                                         RCFD
    b.  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL(3)                                               B989          159,512 3.b
4.  Loans and lease financing receivables (from Schedule RC-C):
    a.  Loans and leases held for sale                                                                   5369       21,079,237 4.a
    b.  Loans and leases, net of unearned income                                        B528  18,011,762                       4.b
    c.  LESS: Allowance for loan and lease losses                                       3123     284,263                       4.c
    d.  Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                      B529       17,727,499 4.d
5.  Trading assets (from Schedule RC-D)                                                                  3545          367,486 5
6.  Premises and fixed assets (including capitalized leases)                                             2145          157,682 6
7.  Other real estate owned (from Schedule RC-M)                                                         2150            7,328 7
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)             2130                0 8
9.  Customers' liability to this bank on acceptances outstanding                                         2155           23,492 9
10. Intangible assets:
    a.  Goodwill                                                                                         3163          341,605 10.a
    b.  Other intangible assets (from Schedule RC-M)                                                     0426            7,596 10.b
11. Other assets (from Schedule RC-F)                                                                    2160        1,354,807 11
12. Total assets (sum of items 1 through 11)                                                             2170       52,843,200 12

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) INCLUDES ALL SECURITIES RESALE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-2
Legal Title of Bank
                                                                              12

FDIC Certificate Number - 05208

SCHEDULE RC--CONTINUED

                                                                         Dollar Amounts in Thousands       Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E,                    RCON
        part I)                                                                                      2200        32,863,493 13.a
        (1)   Noninterest-bearing(1)                                                6631  20,656,572                        13.a.1
        (2)   Interest-bearing                                                      6636  12,206,921                        13.a.2
    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs                                RCFN
        (from Schedule RC-E, part II)                                                                2200         5,802,375 13.b
        (1)   Noninterest-bearing                                                   6631      10,504                        13.b.1
        (2)   Interest-bearing                                                      6636   5,791,871                        13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:                      RCON
    a.  FEDERAL FUNDS PURCHASED IN DOMESTIC OFFICES(2)                                               B993         1,685,713 14.a
                                                                                                     RCFD
    b.  SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE(3)                                            B995           459,274 14.b
15. Trading liabilities (from Schedule RC-D)                                                         3548            45,836 15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) (from Schedule RC-M)                                                   3190         7,081,695 16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                         2920            23,492 18
19. Subordinated notes and debentures(4)                                                             3200                 0 19
20. Other liabilities (from Schedule RC-G)                                                           2930           801,629 20
21. Total liabilities (sum of items 13 through 20)                                                   2948        48,763,507 21
22. Minority interest in consolidated subsidiaries                                                   3000                 0 22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                    3838                 0 23
24. Common stock                                                                                     3230           100,000 24
25. Surplus (exclude all surplus related to preferred stock)                                         3839         2,133,596 25
26. a. Retained earnings                                                                             3632         1,793,289 26.a
    b. Accumulated other comprehensive income(5)                                                     B530            52,808 26.b
27. Other equity capital components(6)                                                               A130                 0 27
28. Total equity capital (sum of items 23 through 27)                                                3210         4,079,693 28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)           3300        52,843,200 29

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.  Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external         RCFD            NUMBER
    auditors as of any date during 2001                                                              6724               N/A M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5  = Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)
6  = Review of the bank's financial statements by external auditors
7  = Compilation of the bank's financial statements by external auditors
8  = Other audit procedures (excluding tax preparation work)
9  = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) REPORT OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES IN SCHEDULE RC, ITEM 16, "OTHER BORROWED MONEY."
(3) INCLUDES ALL SECURITIES REPURCHASE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-3
Legal Title of Bank
                                                                              13

FDIC Certificate Number - 05208

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                           (Column A)            (Column B)
                                                                                          Consolidated            Domestic
                                                     Dollar Amounts in Thousands              Bank                 Offices
------------------------------------------------------------------------------------------------------------------------------
                                                                                   RCFD Bil | Mil | Thou RCON Bil | Mil | Thou
                                                                                   -------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and
    coin                                                                           0022        1,616,545                       1
    a.  Cash items in process of collection and unposted debits                                          0020        1,433,842 1.a
    b.  Currency and coin                                                                                0080          182,703 1.b
2.  Balance due from depository institutions in the U.S.                                                 0082          185,144 2
    a.  U.S. branches and agencies of foreign banks (including their IBFs)         0083                0                       2.a
    b.  Other commercial banks in the U.S. and other depository institutions
        in the U.S. (including their IBFs)                                         0085          185,300                       2.b
3.  Balances due from banks in foreign countries and foreign central banks                               0070           11,842 3
    a.  Foreign branches of other U.S. banks                                       0073           11,622                       3.a
    b.  Other banks in foreign countries and foreign central banks                 0074              220                       3.b
4.  Balances due from Federal Reserve Banks                                        0090           70,780 0090           70,698 4
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b)                                         0010        1,884,467 0010        1,884,229 5

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                               Held-to-maturity
                                                -----------------------------------------------
                                                      (Column A)              (Column B)
                                                    Amortized Cost            Fair Value
                                                -----------------------------------------------
                  Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou   RCFD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------
1.  U.S. Treasury securities                    0211                 0   0213                 0
2.  U.S. Government agency obligations
    (exclude mortgage-backed securities):
    a.  Issued by U.S. Government agencies (1)  1289                 0   1290                 0
    b.  Issued by U.S. Government-sponsored
        agencies(2)                             1294                 0   1295                 0
3.  Securities issued by states and
    political subdivisions in the U.S.          8496                 0   8497                 0

                                                             Available-for-sale
                                                -----------------------------------------------
                                                     (Column C)               (Column D)
                                                   Amortized Cost             Fair Value
                                                -----------------------------------------------
                  Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou   RCFD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------
1.  U.S. Treasury securities                    1286           183,519   1287           197,889 1
2.  U.S. Government agency obligations
    (exclude mortgage-backed securities):
    a.  Issued by U.S. Government agencies(1)   1291                 6   1293                 6 2.a
    b.  Issued by U.S. Government-sponsored
        agencies (2)                            1297           132,570   1298           137,863 2.b
3.  Securities issued by states and
    political subdivisions in the U.S.          8498           300,444   8499           321,839 3

----------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-4
Legal Title of Bank

FDIC Certificate Number - 05208                                               14

SCHEDULE RC-B--CONTINUED

                                                                   Held-to-maturity
                                                  -------------------------------------------------
                                                         (Column A)               (Column B)
                  Dollar Amounts in Thousands          Amortized Cost             Fair Value
---------------------------------------------------------------------------------------------------
                                                  RCFD   Bil | Mil | Thou   RCFD   Bil | Mil | Thou
                                                  -------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
     (1) Guaranteed by GNMA                       1698                  0   1699                  0
     (2) Issued by FNMA and FHLMC                 1703                  0   1705                  0
     (3) Other pass-through securities            1709                  0   1710                  0
   b. Other mortgage-backed securities (include
      CMOs, REMICs and stripped MBS):
     (1) Issued or guaranteed by FNMA,
      FHLMC, or GNMA                              1714                  0   1715                  0
     (2) Collateralized by MBS issued or
      guaranteed by FNMA, FHLMC, or GNMA          1718                  0   1719                  0
     (3) All other mortgage-backed securities     1733                  0   1734                  0
5. Asset-backed securities (ABS):
   a. Credit card receivables                     B838                  0   B839                  0
   b. Home equity lines                           B842                  0   B843                  0
   c. Automobile loans                            B846                  0   B847                  0
   d. Other consumer loans                        B850                  0   B851                  0
   e. Commercial and industrial loans             B854                  0   B855                  0
   f. Other                                       B858                  0   B859                  0
6. Other debt securities:
   a. Other domestic debt securities              1737                  0   1738                  0
   b. Foreign debt securities                     1742                  0   1743                  0
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values(1)
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)                                      1754                  0   1771                  0

                                                                 Available-for-sale
                                                 --------------------------------------------------
                                                        (Column C)                (Column D)
                  Dollar Amounts in Thousands         Amortized Cost              Fair Value
---------------------------------------------------------------------------------------------------
                                                  RCFD   Bil | Mil | Thou   RCFD   Bil | Mil | Thou
                                                 --------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
     (1) Guaranteed by GNMA                       1701            231,831   1702            247,285 4.a.1
     (2) Issued by FNMA and FHLMC                 1706            384,871   1707            413,362 4.a.2
     (3) Other pass-through securities            1711                  0   1713                  0 4.a.3
   b. Other mortgage-backed securities (include
      CMOs, REMICs and stripped MBS):
     (1) Issued or guaranteed by FNMA,
      FHLMC, or GNMA                              1716              4,600   1717              4,629 4.b.1
     (2) Collateralized by MBS issued or
      guaranteed by FNMA, FHLMC, or GNMA          1731                  3   1732                  4 4.b.2
     (3) All other mortgage-backed securities     1735              8,580   1736              8,650 4.b.3
5. Asset-backed securities (ABS):
   a. Credit card receivables                     B840                  0   B841                  0 5.a
   b. Home equity lines                           B844                  0   B845                  0 5.b
   c. Automobile loans                            B848                  0   B849                  0 5.c
   d. Other consumer loans                        B852                406   B853                409 5.d
   e. Commercial and industrial loans             B856              2,547   B857              2,354 5.e
   f. Other                                       B860                  0   B861                  0 5.f
6. Other debt securities:
   a. Other domestic debt securities              1739            110,773   1741            107,384 6.a
   b. Foreign debt securities                     1744             47,319   1746             51,773 6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values(1)            A510            119,617   A511            120,329 7
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)                                      1772          1,527,086   1773          1,613,776 8

----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-5
Legal Title of Bank

FDIC Certificate Number - 05208                                               15

SCHEDULE RC-B--CONTINUED

MEMORANDA                                                              Dollar Amounts in Thousands   RCFD Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1)                                                                             0416          260,266 M.1
2. Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
       mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
     (1) Three months or less                                                                        A549          165,915 M.2.a.1
     (2) Over three months through 12 months                                                         A550           72,374 M.2.a.2
     (3) Over one year through three years                                                           A551           74,600 M.2.a.3
     (4) Over three years through five years                                                         A552          134,421 M.2.a.4
     (5) Over five years through 15 years                                                            A553          252,551 M.2.a.5
     (6) Over 15 years                                                                               A554          119,656 M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
     (1) Three months or less                                                                        A555            3,872 M.2.b.1
     (2) Over three months through 12 months                                                         A556            6,437 M.2.b.2
     (3) Over one year through three years                                                           A557              742 M.2.b.3
     (4) Over three years through five years                                                         A558            1,331 M.2.b.4
     (5) Over five years through 15 years                                                            A559           38,211 M.2.b.5
     (6) Over 15 years                                                                               A560          610,054 M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities) with an expected average life of: (6)
     (1) Three years or less                                                                         A561            7,217 M.2.c.1
     (2) Over three years                                                                            A562            6,066 M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one
       year or less (included in Memorandum items 2.a through 2.c above)                             A248          166,083 M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
   of sale or transfer)                                                                              1778                0 M.3
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                                                                 8782                0 M.4.a
   b. Fair value                                                                                     8783                0 M.4.b


----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-6
Legal Title of Bank

FDIC Certificate Number - 05208                                               16

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income.
REPORT LOANS AND LEASES NET OF ANY APPLICABLE ALLOCATED TRANSFER RISK RESERVE. Exclude assets held for trading and commercial paper.

                                                                                  (Column A)               (Column B)
                                                                                 Consolidated               Domestic
                                                                                     Bank                   Offices
                                                                              ---------------------------------------------
                                                 Dollar Amounts in Thousands  RCFD Bil | Mil | Thou   RCON Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate                                              1410       26,873,038                         1
    a. Construction, land development, and other land loans                                           1415          212,279 1.a
    b. Secured by farmland (including farm residential and other
       improvements)                                                                                  1420           78,883 1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit                                              1797          981,424 1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                                 5367       23,702,527 1.c.2.a
           (b) Secured by junior liens                                                                5368        1,078,833 1.c.2.b
    d. Secured by multifamily (5 or more) residential properties                                      1460           55,776 1.d
    e. Secured by nonfarm nonresidential properties                                                   1480          763,316 1.e
 2. Loans to depository institutions and acceptances of other banks:
    a. To commercial banks in the U.S.                                                                B531        2,763,148 2.a
       (1) To U.S. branches and agencies of foreign banks                     B532                0                         2.a.1
       (2) To other commercial banks in the U.S.                              B533        2,763,383                         2.a.2
    b. To other depository institutions in the U.S.                           B534                0   B534                0 2.b
    c. To banks in foreign countries                                                                  B535              235 2.c
       (1) To foreign branches of other U.S. banks                            B536                0                         2.c.1
       (2) To other banks in foreign countries                                B537              238                         2.c.2
 3. Loans to finance agricultural production and other loans to farmers       1590          185,921   1590          185,921 3
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                          1763        4,947,382   1763        4,947,382 4.a
    b. To non-U.S. addressees (domicile)                                      1764            1,151   1764                0 4.b
 5. Not applicable
 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards                                                           B538              384   B538              384 6.a
    b. Other revolving credit plans                                           B539          116,449   B539          116,449 6.b
    c. Other consumer loans (includes single payment, installment, and
       and all student loans                                                  2011          815,867   2011          815,867 6.c
 7. Loans to foreign government and official institutions (including
    foreign central banks)                                                    2081                0   2081                0 7
 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S.                                                  2107           28,443   2107           28,443 8
 9. Other loans                                                               1563          389,515                         9
    a. Loans for purchasing or carrying securities (secured and unsecured)                            1545          138,513 9.a
    b. All other loans (exclude consumer loans)                                                       1564          251,002 9.b
10. Lease financing receivables (net of unearned income)                                              2165        2,969,228 10
    a. Of U.S. addressees (domicile)                                          2182        2,969,228                         10.a
    b. Of non-U.S. addressees (domicile)                                      2183                0                         10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above           2123                0   2123                0 11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a and 4.b)                                            2122       39,090,999   2122       39,089,610 12

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-7
Legal Title of Bank

FDIC Certificate Number - 05208                                               17

 SCHEDULE RC-C--CONTINUED

 PART I. CONTINUED

Memoranda                                                               Dollar Amounts in Thousands  RCFD  Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for
   household, family, and other personal expenditures)                                               1616                 0 M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
      with a remaining maturity or next repricing date of: (1, 2)                                    RCON
     (1) Three months or less                                                                        A564        20,804,158 M.2.a.1
     (2) Over three months through 12 months                                                         A565           560,630 M.2.a.2
     (3) Over one year through three years                                                           A566            35,357 M.2.a.3
     (4) Over three years through five years                                                         A567            89,077 M.2.a.4
     (5) Over five years through 15 years                                                            A568         1,638,299 M.2.a.5
     (6) Over 15 years                                                                               A569           555,531 M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with a
      remaining maturity or next repricing date of: (1,3)                                            RCFD
     (1) Three months or less                                                                        A570         8,038,125 M.2.b.1
     (2) Over three months through 12 months                                                         A571         1,160,695 M.2.b.2
     (3) Over one year through three years                                                           A572         1,786,723 M.2.b.3
     (4) Over three years through five years                                                         A573         1,488,936 M.2.b.4
     (5) Over five years through 15 years                                                            A574         1,762,590 M.2.b.5
     (6) Over 15 years                                                                               A575           967,431 M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
      with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)           A247        25,129,741 M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RC-C, part I, items 4 and 9, column A (4)                                    2746           176,599 M.3
4. Adjustable rate closed-end loans secured by first liens on
   1-4 family residential properties in domestic offices                                             RCON
   (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                                    5370         7,670,359 M.4
5. Loans secured by real estate to non-U.S. addresses (domicile) (included in                        RCFD
   Schedule RC-C, part I, item 1, column A)                                                          B837                 0 M.5

----------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
------------------------------------------------------                 RC-8
Legal Title of Bank

FDIC Certificate Number - 05208                                               18

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                                                           Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
ASSETS
1.  U.S. Treasury securities in domestic offices                                                        3531                 0 1
2.  U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities)                                                                                  3532                 0 2
3.  Securities issued by states and political subdivisions in the U.S. in domestic offices              3533                 0 3
4.  Mortgage-backed securities (MBS) in domestic offices:
    a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                            3534           318,572 4.a
    b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
        (include CMOs, REMICs, and stripped MBS)                                                        3535                 0 4.b
    c.  All other mortgage-backed securities                                                            3536                 0 4.c
5.  Other debt securities in domestic offices                                                           3537                 0 5
6.  - 8. Not applicable
9.  Other trading assets in domestic offices                                                            3541                 0 9
                                                                                                        RCFN
10. Trading assets in foreign offices                                                                   3542                 0 10
11. Revaluation gains on interest rate, foreign exchange rate,
    and other commodity and equity contracts:                                                           RCON
    a.  In domestic offices                                                                             3543            48,914 11.a
                                                                                                        RCFN
    b.  In foreign offices                                                                              3543                 0 11.b
                                                                                                        RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                   3545           367,486 12

                                                                                                        RCFD  Bil | Mil | Thou
                                                                                                        ----------------------
LIABILITIES
13. Liability for short positions                                                                       3546                 0 13
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts                                                                                           3547            45,836 14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)                3548            45,836 15

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-9
Legal Title of Bank

FDIC Certificate Number - 05208                                               19

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                             Nontransaction
                                                                    Transaction Accounts                        Accounts
                                                      ----------------------------------------------------------------------
                                                               (Column A)              (Column B)              (Column C)
                                                                 Total                 Memo: Total               Total
                                                              transaction                demand              nontransaction
                                                                accounts                deposits                accounts
                                                            (including total          (included in             (including
                                                            demand deposits)            column A)                MMDAs)
                                                      ----------------------------------------------------------------------
                         Dollar Amounts in Thousands  RCON  Bil | Mil | Thou RCON  Bil | Mil | Thou   RCON  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships and corporations
    (include all certified and official checks)       B549         2,544,833                          B550        29,360,774 1
2.  U.S. Government                                   2202             7,000                          2520             1,316 2
3.  States and political subdivisions in the U.S.     2203            47,974                          2530           452,031 3
4.  Commercial banks and other depository
    institutions in the U.S.                          B551           449,565                          B552                 0 4
5.  Banks in foreign countries                        2213                 0                          2236                 0 5
6.  Foreign governments, and official institutions
    (including foreign central banks)                 2216                 0                          2377                 0 6
7.  Total (sum of items 1 through 6) (sum of
    columns A and C must equal Schedule RC,
    item 13.a)                                        2215         3,049,372  2210         2,728,465  2385        29,814,121 7

Memoranda                                                                Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 7, columns A and C):
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                           6835           496,658 M.1.a
    b.  Total brokered deposits                                                                       2365            42,472 M.1.b
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1) Issued in denominations of less than $100,000                                             2343                 0 M.1.c.1
        (2) Issued either in denominations of $100,000 or in denominations greater than
            $100,000 and participated out by the broker in shares of $100,000 or less                 2344                 0 M.1.c.2
    d.  Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
            maturity of one year or less (included in Memorandum item 1.c.(1) above)                  A243                 0 M.1.d.1
        (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
            maturity of one year or less (included in Memorandum item 1.b above)                      A244            42,472 M.1.d.2
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collaterlized as required under state law)
        (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                5590           416,547 M.1.e
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
    a.  Savings deposits:
        (1) Money market deposit accounts (MMDAs)                                                     6810         7,260,270 M.2.a.1
        (2) Other savings deposits (excludes MMDAs)                                                   0352        20,621,096 M.2.a.2
    b.  Total time deposits of less than $100,000                                                     6648         1,613,279 M.2.b
    c.  Total time deposits of $100,000 or more                                                       2604           319,476 M.2.c

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-10
Legal Title of Bank

FDIC Certificate Number - 05208                                               20

SCHEDULE RC-E--CONTINUED

Part I. Continued

Memoranda (continued)                                                    Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
3.  Maturity and repricing data for time deposits of less than $100,000 :
    a.  Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
        (1) Three months or less                                                                      A579           278,563 M.3.a.1
        (2) Over three months through 12 months                                                       A580           588,662 M.3.a.2
        (3) Over one year through three years                                                         A581           544,402 M.3.a.3
        (4) Over three years                                                                          A582           201,652 M.3.a.4
    b.  Time deposits of less than $100,000 with a REMAINING MATURITY
        of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3)           A241           867,225 M.3.b
4.  Maturity and repricing data for time deposits of $100,000 or more:
    a.  Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
        (1) Three months or less                                                                      A584            49,794 M.4.a.1
        (2) Over three months through 12 months                                                       A585           129,533 M.4.a.2
        (3) Over one year through three years                                                         A586            72,798 M.4.a.3
        (4) Over three years                                                                          A587            67,351 M.4.a.4
    b.  Time deposits of $100,000 or more with a REMAINING MATURITY
        of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3)           A242           179,327 M.4.b

----------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                                         Dollar Amounts in Thousands  RCFN  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations (include all certified and official checks)           B553           230,609 1
2.  U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
    depository institutions                                                                           B554         5,482,276 2
3.  Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)       2625            89,490 3
4.  Foreign governments and official institutions (including foreign central banks)                   2650                 0 4
5.  U.S. Government and states and political subdivisions in the U.S.                                 B555                 0 5
6.  Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)                             2200         5,802,375 6

Memorandum                                                               Dollar Amounts in Thousands  RCFN  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
1.  Time deposits with a remaining maturity of one year or less
    (included in Part II, item 6 above)                                                               A245         5,792,704 M.1

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-11
Legal Title of Bank

FDIC Certificate Number - 05208                                               21

SCHEDULE RC-F--OTHER ASSETS

                                                                           Dollar Amounts in Thousands  RCFD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Accrued interest receivable(1)                                                                      B556           144,866 1
2.  Net deferred tax assets(2)                                                                          2148                 0 2
3.  Interest-only strips receivable (not in the form of a security)(3) on:
    a.  Mortgage loans                                                                                  A519                 0 3.a
    b.  Other financial assets                                                                          A520                 0 3.b
4.  Equity securities that DO NOT have readily determinable fair values(4)                              1752           487,226 4
5.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of
    this item)                                                                                          2168           722,715 5
            TEXT
    a.      Prepaid expenses                                                            2166         0                         5.a
    b.      Cash surrender value of life insurance                                      C009   354,845                         5.b
    c.      Repossessed personal property (including vehicles)                          1578         0                         5.c
    d.      Deriviatives with a positive fair value held for purposes other than
            trading                                                                     C010         0                         5.d
    e.  3549                                                                            3549       N/A                         5.e
    f.  3550                                                                            3550       N/A                         5.f
    g.  3551                                                                            3551       N/A                         5.g
6.  Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                                  2160         1,354,807 6

SCHEDULE RC-G--OTHER LIABILITIES

                                                                           Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  a.  Interest accrued and unpaid on deposits in domestic offices(5)                                  3645            24,179 1.a
    b.  Other expenses accrued and unpaid (includes accrued income taxes                                RCFD
        payable)                                                                                        3646           147,510 1.b
2.  Net deferred tax liabilities (2)                                                                    3049           521,051 2
3.  Allowance for credit losses on off-balance sheet credit exposures                                   B557                 0 3
4.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of
    this item)                                                                                          2938           108,889 4
            TEXT
    a.      Accounts payable                                                            3066    71,275                         4.a
    b.      Deferred compensation liabilities                                           C011         0                         4.b
    c.      Dividends declared but not yet payable                                      2932         0                         4.c
    d.      Derivatives with a negative fair value held for purposes other than trading C012         0                         4.d
    e.  3552                                                                            3552       N/A                         4.e
    f.  3553                                                                            3553       N/A                         4.f
    g.  3554                                                                            3554       N/A                         4.g
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                  2930           801,629 5

----------
 (1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
 (2) See discussion of deferred income taxes in Glossary entry on "income taxes."
 (3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
 (4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock
 (5) For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-12
Legal Title of Bank

                                                                              22
FDIC Certificate Number - 05208

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                 Domestic
                                                                                                                  Offices
                                                                                                              ---------------
                                                                            Dollar Amounts in Thousands  RCON Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding                                         2155           2,420 1
2.  Bank's liability on acceptances executed and outstanding                                             2920           2,420 2
3.  Securities purchased under agreements to resell                                                      B989         159,512 3
4.  Securities sold under agreements to repurchase                                                       B995         459,274 4
5.  Other borrowed money                                                                                 3190       7,081,695 5
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                          2163             N/A 6
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs                            2941       5,726,406 7
8.  Total assets (excludes net due from foreign offices, Edge and Agreement
    subsidiaries, and IBFs)                                                                              2192      52,707,193 8
9.  Total liabilities (excludes net due to foreign offices, Edge and
    Agreement subsidiaries, and IBFs)                                                                    3129      42,901,094 9

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH
HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                  RCON Bil | Mil | Thou
10. U.S. Treasury securities                                                                             1039         183,519 10
11. U.S. Government agency obligations (exclude mortgage-backed securities)                              1041         132,576 11
12. Securities issued by states and political subdivisions in the U.S.                                   1042         300,444 12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                                  1043         616,702 13.a.1
       (2) Other pass-through securities                                                                 1044               0 13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                                  1209           4,600 13.b.1
       (2) All other mortgage-backed securities                                                          1280           8,583 13.b.2
14. Other domestic debt securities (include domestic asset-backed securities)                            1281         113,726 14
15. Foreign debt securities (include foreign asset-backed securities)                                    1282          47,319 15
16. Investments in mutual funds and other equity securities with readily
    determinable fair values                                                                             A510         119,617 16
17. Total amortized (historical) cost of both held-to-maturity and
    available-for-sale secutities (sum of items 10 through 16)                                           1374       1,527,086 17
18. Equity securities that do not have readily determinable fair values                                  1752         487,226 18

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                            Dollar Amounts in Thousands  RCFN Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC,
    item 12)                                                                                             2133               0   1
2.  Total IBF liabilities (component of Schedule RC, item 21)                                            2898               0   2

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-13
Legal Title of Bank

                                                                              23
FDIC Certificate Number - 05208

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

ASSETS                                                                      Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Interest-bearing balances due from depository institutions                                           3381         53,190 1
2.  U.S. Treasury securities and U.S. Government agency obligations(2)
    (excluding mortgage-backed securities)                                                               B558        317,381 2
3.  Mortgage-backed securities(2)                                                                        B559        862,649 3
4.  All other securities(2, 3)(includes securities issued by states and
    political subdivisions in the U.S.)                                                                  B560        590,945 4
5.  Federal funds sold and securities purchased under agreements to resell                               3365     10,591,657 5
6.  Loans:
    a. Loans in domestic offices:                                                                        RCON
       (1) Total loans                                                                                   3360     37,200,268 6.a.1
       (2) Loans secured by real estate                                                                  3385     27,637,357 6.a.2
       (3) Loans to finance agricultural production and other loans to
           farmers                                                                                       3386        192,473 6.a.3
       (4) Commercial and industrial loans                                                               3387      4,873,399 6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures:
           (a) Credit cards                                                                              B561            187 6.a.5.a
           (b) Other (includes single payment, installment, all student
               loans, and revolving credit plans other than credit cards)                                B562      1,133,115 6.a.5.b
                                                                                                         RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and
       IBFs                                                                                              3360          1,507 6.b
                                                                                                         RCFD
7.  Trading assets                                                                                       3401         51,120 7
8.  Lease financing receivables (net of unearned income)                                                 3484      2,907,647 8
9.  Total assets(4)                                                                                      3368     55,610,248 9
LIABILITIES
10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,                       RCON
    and telephone and preauthorized transfer accounts) (exclude demand deposits)                         3485        310,095 10
11. Nontransaction accounts in domestic offices:
    a. Savings deposits (includes MMDAs)                                                                 B563     29,066,619 11.a
    b. Time deposits of $100,000 or more                                                                 A514        322,212 11.b
    c. Time deposits of less than $100,000                                                               A529      1,645,070 11.c
                                                                                                         RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                               3404      6,092,613 12
                                                                                                         RCFD
13. Federal funds purchased and securities sold under agreements to
    repurchase                                                                                           3353      2,844,693 13
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized
    leases)                                                                                              3355      7,835,286 14

----------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-14
Legal Title of Bank

                                                                              24
FDIC Certificate Number - 05208

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                            Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines                                                                           3814      1,784,749 1.a
    b. Credit card lines                                                                                 3815              0 1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                              3816         97,507 1.c.1
       (2) Commitments to fund loans not secured by real estate                                          6550        118,936 1.c.2
    d. Securities underwriting                                                                           3817              0 1.d
    e.  Other unused commitments                                                                         3818      1,522,122 1.e
2.  Financial standby letters of credit and foreign office guarantees                                    3819         50,523 2
    a. Amount of financial standby letters of credit conveyed to others                 3820        746                      2.a
3.  Performance standby letters of credit and foreign office guarantees                                  3821        205,649 3.
    a. Amount of performance standby letters of credit conveyed to others               3822      5,987                      3.a
4.  Commercial and similar letters of credit                                                             3411         22,007 4

5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                         3428              0 5
6.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                                      3433        425,872 6
7.  CREDIT DERIVATIVES :
    a. NOTIONAL AMOUNT OF CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE
       GUARANTOR                                                                                         A534              0 7.a
       (1) GROSS POSITIVE FAIR VALUE                                                                     C219              0 7.a.1
       (2) GROSS NEGATIVE FAIR VALUE                                                                     C220              0 7.a.2
    b. NOTIONAL AMOUNT OF CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE
       BENEFICIARY                                                                                       A535              0 7.b
       (1) GROSS POSITIVE FAIR VALUE                                                                     C221              0 7.b.1
       (2) GROSS NEGATIVE FAIR VALUE                                                                     C222              0 7.b.2
8.  Spot foreign exchange contracts                                                                      8765              0 8
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital")                                                                              3430      3,867,132 9
               TEXT
    a.         Securities borrowed                                                      3432  3,867,132                      9.a
    b.         Commitments to purchase when-issued securities                           3434          0                      9.b
    c. 3555                                                                             3555        N/A                      9.c
    d. 3556                                                                             3556        N/A                      9.d
    e. 3557                                                                             3557        N/A                      9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe
    each component of this item over 25% Schedule RC item 28., "Total equity capital")                   5591              0 10
               TEXT
    a.         Commitments to sell when-issued securities                               3435          0                      10.a
    b. 5592                                                                             5592        N/A                      10.b
    c. 5593                                                                             5593        N/A                      10.c
    d. 5594                                                                             5594        N/A                      10.d
    e. 5595                                                                             5595        N/A                      10.e

11. YEAR-TO-DATE MERCHANT CREDIT CARD SALES VOLUME:                                                      RCFD Tri Bil | Mil | Thou
    a. SALES FOR WHICH THE REPORTING BANK IS THE ACQUIRING BANK                                          C223              0 11.a
    b. SALES FOR WHICH THE REPORTING BANK IS THE AGENT BANK WITH RISK                                    C224              0 11.b

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-15
Legal Title of Bank

                                                                              25
FDIC Certificate Number - 05208

SCHEDULE RC-L--CONTINUED

                   Dollar Amounts in Thousands        (Column A)         (Column B)        (Column C)           (Column D)
                                                       Interest           Foreign            Equity             Commodity
               Derivatives Position Indicators           Rate             Exchange          Derivative          and Other
                                                       Contracts          Contracts         Contracts           Contracts
------------------------------------------------------------------------------------------------------------------------------
                                                   Tril|Bil|000|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou
12. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 12.a through 12.e
    must equal sum of items 13 and 14):                    RCFD 8693          RCFD 8694          RCFD 8695         RCFD 8696
    a. Futures contracts                                           0                  0                  0                 0 12.a
                                                           RDFD 8697          RCFD 8698          RCFD 8699         RCFD 8700
    b. Forward contracts                                           0                  0                  0                 0 12.b
    c. Exchange-traded option contracts:                   RCFD 8701          RCFD 8702          RCFD 8703         RCFD 8704
       (1) Written options                                         0                  0                  0                 0 12.c.1
                                                           RCFD 8705          RCFD 8706          RCFD 8707         RCFD 8708
       (2) Purchased options                                       0                  0                  0                 0 12.c.2
    d. Over-the-counter option contracts:                  RCFD 8709          RCFD 8710          RCFD 8711         RCFD 8712
       (1) Written options                                   173,385                  0                  0                82 12.d.1
                                                           RCFD 8713          RCFD 8714          RCFD 8715         RCFD 8716
       (2) Purchased options                                 165,334                  0                  0                82 12.d.2
                                                           RCFD 3450          RCFD 3826          RCFD 8719         RCFD 8720
    e. Swaps                                               1,546,396                  0                  0            13,974 12.e
13. Total gross notional amount of                         RCFD A126          RCFD A127          RCFD 8723         RCFD 8724
    derivative contracts held for trading                  1,685,115                  0                  0            14,138 13
14. Total gross notional amount of
    derivative contracts held for                          RCFD 8725          RCFD 8726          RCFD 8727         RCFD 8728
    purposes other than trading                              200,000                  0                  0                 0 14
    a. Interest rate swaps where the bank                  RCFD A589
       has agreed to pay a fixed rate                              0                                                         14.a
15. Gross fair values of derivative contracts:
    a. Contracts held for trading:                         RCFD 8733          RCFD 8734          RCFD 8735         RCFD 8736
       (1) Gross positive fair value                          46,253                  0                  0             2,680 15.a.1
                                                           RCFD 8737          RCFD 8738          RCFD 8739         RCFD 8740
       (2) Gross negative fair value                          43,070                  0                  0             2,609 15.a.2
    b. Contracts held for purposes other than
       trading:                                            RCFD 8741          RCFD 8742          RCFD 8743         RCFD 8744
       (1) Gross positive fair value                          16,417                  0                  0                 0 15.b.1
                                                           RCFD 8745          RCFD 8746          RCFD 8747         RCFD 8748
       (2) Gross negative fair value                               0                  0                  0                 0 15.b.2

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-16
Legal Title of Bank

                                                                              26
FDIC Certificate Number - 05208

SCHEDULE RC-M--MEMORANDA

                                                                            Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related
       interests                                                                                         6164          3,217 1.a
    b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals
       or exceeds the lesser of $500,000 or 5 percent                                         NUMBER
       of total capital as defined for this purpose in agency regulations          6165               3                      1.b
2.  Intangible assets other than goodwill:
    a. Mortgage servicing Assets                                                                         3164            124 2.a
       (1) Estimated fair value of mortgage servicing assets                       A590             124                      2.a.1
    b. Purchased credit card relationships and nonmortgage servicing assets                              B026          2,211 2.b
    c. All other identifiable intangible assets                                                          5507          5,261 2.c
    d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC,
       item 10.b)                                                                                        0426          7,596 2.d
3.  Other real estate owned:
    a. Direct and indirect investments in real estate ventures                                           5372              0 3.a
    b. All other real estate owned:                                                                      RCON
       (1) Construction, land development, and other land in domestic
           offices                                                                                       5508              0 3.b.1
       (2) Farmland in domestic offices                                                                  5509            466 3.b.2
       (3) 1-4 family residential properties in domestic offices                                         5510          5,058 3.b.3
       (4) Multifamily (5 or more) residential properties in domestic
           offices                                                                                       5511              0 3.b.4
       (5) Nonfarm nonresidential properties in domestic offices                                         5512          1,804 3.b.5
                                                                                                         RCFN
       (6) In foreign offices                                                                            5513              0 3.b.6
                                                                                                         RCFD
    c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                                 2150          7,328 3.c
4.  Investments in unconsolidated subsidiaries and associated companies:
    a. Direct and indirect investments in real estate ventures                                           5374              0 4.a
    b. All other investments in unconsolidated subsidiaries and associated
       companies                                                                                         5375              0 4.b
    c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                                 2130              0 4.c
5.  Other borrowed money:
    a. Federal Home Loan Bank advances:
       (1) With a remaining maturity of one year or less(1)                                              2651      3,472,207 5.a.1
       (2) With a remaining maturity of more than one year through three
           years                                                                                         B565      1,335,199 5.a.2
       (3) With a remaining maturity of more than three years                                            B566      1,950,000 5.a.3
    b. Other borrowings:
       (1) With a remaining maturity of one year or less                                                 B571        312,355 5.b.1
       (2) With a remaining maturity of more than one year through three
           years                                                                                         B567         10,639 5.b.2
       (3) With a remaining maturity of more than three years                                            B568          1,295 5.b.3
    c. Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule
           RC, item 16)                                                                                  3190      7,081,695 5.c

                                                                                                                 YES / NO
6.  Does the reporting bank sell private label or third party mutual funds and annuities?                B569       YES      6

                                                                                                         RCFD Bil | Mil | Thou
7.  Assets under the reporting bank's management in proprietary mutual funds and annuities               B570              0 7

----------
(1) INCLUDES OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-17
Legal Title of Bank

                                                                              27
FDIC Certificate Number - 05208

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                                                              (Column A)            (Column B)
                                                                                               Past due            Past due 90
                                                                                             30 through 89        days or more
                                                                                            days and still          and still
                                                                                               accruing              accruing
                                                                                        --------------------  --------------------
                                                           Dollar Amounts in Thousands  RCON   Bil|Mil|Thou   RCON   Bil|Mil|Thou
----------------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. Construction, land development, and other
       land loans in domestic offices                                                   2759             856  2769               0
    b. Secured by farmland in domestic offices                                          3493           1,078  3494               0
    c. Secured by 1-4 family residential
       properties in domestic offices:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit                                               5398           2,403  5399             191
       (2) Closed-end loans secured by 1-4 family
           residential properties:
           (a) SECURED BY FIRST LIENS                                                   C236         131,366  C237           7,019
           (b) SECURED BY JUNIOR LIENS                                                  C238           9,649  C239           1,426
    d. Secured by multifamily (5 or more) residential
       properties in domestic offices                                                   3499              84  3500               0
    e. Secured by nonfarm nonresidential properties
       properties in domestic offices                                                   3502           3,549  3503              32
                                                                                        RCFN                  RCFN
    f. In foreign offices                                                               B572               0  B573               0
2.  Loans to depository institutions and acceptances
    of other banks:
    a. To U.S. banks and other U.S. depository                                          RCFD                  RCFD
       institutions                                                                     5377               0  5378               0
    b. To foreign banks                                                                 5380               0  5381               0
3.  Loans to finance agricultural production and
    other loans to farmers                                                              1594           1,817  1597               0
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                                    1251          32,193  1252             802
    b. To non-U.S. addressees (domicile)                                                1254               0  1255               0
5.  Loans to individuals for household, family, and
    other personal expenditures:
    a. Credit cards                                                                     B575               0  B576               0
    b. Other (includes single payment, installment,
       all student loans, and revolving
       credit plans other than credit cards)                                            B578          12,877  B579           8,972
6.  Loans to foreign governments and official
    institutions                                                                        5389               0  5390               0
7.  All other loans                                                                     5459             703  5460             105
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile)                                                    1257          32,924  1258               0
    b. Of non-U.S. addressees (domicile)                                                1271               0  1272               0
9.  Debt securities and other assets (exclude other
    real estate owned and other repossessed assets)                                     3505               0  3506               0

                                                                                             (Column C)
                                                                                             Nonaccrual
                                                                                        ---------------------
                                                           Dollar Amounts in Thousands  RCON Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:
    a. Construction, land development, and other
       land loans in domestic offices                                                   3492             729 1.a
    b. Secured by farmland in domestic offices                                          3495             972 1.b
    c. Secured by 1-4 family residential
       properties in domestic offices:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit                                               5400           3,175 1.c.1
       (2) Closed-end loans secured by 1-4 family
           residential properties:
           (a) SECURED BY FIRST LIENS                                                   C229          19,475 1.c.2.a
           (b) SECURED BY JUNIOR LIENS                                                  C230              67 1.c.2.b
    d. Secured by multifamily (5 or more) residential
       properties in domestic offices                                                   3501             323 1.d
    e. Secured by nonfarm nonresidential properties
       properties in domestic offices                                                   3504          10,291 1.e
                                                                                        RCFN
    f. In foreign offices                                                               B574               0 1.f
2.  Loans to depository institutions and acceptances
    of other banks:
    a. To U.S. banks and other U.S. depository                                          RCFD
       institutions                                                                     5379               0 2.a
    b. To foreign banks                                                                 5382               0 2.b
3.  Loans to finance agricultural production and
    other loans to farmers                                                              1583           2,104 3
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                                    1253          97,400 4.a
    b. To non-U.S. addressees (domicile)                                                1256               0 4.b
5.  Loans to individuals for household, family, and
    other personal expenditures:
    a. Credit cards                                                                     B577               0 5.a
    b. Other (includes single payment, installment,
       all student loans, and revolving
       credit plans other than credit cards)                                            B580             777 5.b
6.  Loans to foreign governments and official
    institutions                                                                        5391               0 6
7.  All other loans                                                                     5461             318 7
8. Lease financing receivables:
    a. Of U.S. addressees (domicile)                                                    1259          67,816 8.a
    b. Of non-U.S. addressees (domicile)                                                1791               0 8.b
9.  Debt securities and other assets (exclude other
    real estate owned and other repossessed assets)                                     3507               0 9

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-18
Legal Title of Bank

                                                                              28
FDIC Certificate Number - 05208

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                           (Column A)            (Column B)          (Column C)
                                                            Past due             Past due 90         Nonaccrual
                                                         30 through 89          days or more
                                                         days and still          and still
                                                            accruing              accruing
                                                        ------------------   -----------------     -----------------
                    Dollar Amounts in Thousands         RCFD|Bil|Mil|Thou    RCFD|Bil|Mil|Thou     RCFD|Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government                   5612       6,239     5613        6,642     5614          222  10
    a. Guaranteed portion of loans and leases
       included in item 10 above                        5615       6,162     5616        6,598     5617          113  10.a



                                                           (Column A)            (Column B)          (Column C)
                                                            Past due             Past due 90         Nonaccrual
                                                         30 through 89          days or more
Memoranda                                                days and still          and still
                                                            accruing              accruing
                                                        ------------------   -----------------     -----------------
                    Dollar Amounts in Thousands         RCFD|Bil|Mil|Thou    RCFD|Bil|Mil|Thou     RCFD|Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------
 1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above
    (and not reported in Schedule RC-C, Part I,
    Memorandum item 1)                                  1658           0     1659            0     1661            0  M.1
 2. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above                 6558       1,316     6559            0     6560          982  M.2
 3. Loans secured by real estate to non-U.S.
    addresses (domicile) (included in
    Schedule RC-N, item 1, above)                       1248           0     1249            0     1250            0  M.3
 4. Not applicable
 5. LOANS AND LEASES HELD FOR SALE (INCLUDED IN
    SCHEDULE RC-N, ITEMS 1 THROUGH 8, ABOVE)            C240      92,158     C241        9,584     C226        1,565  M.5


                                                           (Column A)            (Column B)
                                                            Past due             Past due 90
                                                           30 through           days or more
                                                            89 days
                                                        -----------------    -----------------
                                                        RCFD|Bil|Mil|Thou    RCFD|Bil|Mil|Thou
----------------------------------------------------------------------------------------------
 6. Interest rate, foreign exchange rate, and other
    commodity and equity contracts:
    Fair value of amounts carried as assets             3529           0     3530            0                        M.6

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-19
Legal Title of Bank

                                                                              29
FDIC Certificate Number - 05208

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                            Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):
    a. Actual amount of all unposted debits                                                              0030              0 1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits                                           0031            N/A 1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)                              0032            N/A 1.b.2
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits                                                             3510              0 2.a
    OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits                                          3512            N/A 2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)                             3514            N/A 2.b.2
3.  Uninvested trust funds (cash) held in bank's own trust department
       (not included in total deposits in domestic offices)                                              3520              0 3
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions
    (not included in total deposits ):
    a. Demand deposits of consolidated subsidiaries                                                      2211      1,381,756 4.a
    b. Time and savings deposits(1) of consolidated subsidiaries                                         2351              0 4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries                              5514              0 4.c
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E,
       Part II)                                                                                          2229              0 5.a
    b. Time and saving deposits(1) in insured branches (included in
       Schedule RC-E, Part II)                                                                           2383              0 5.b
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)                                                             5515              0 5.c
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E,
       Part I, Item 7 column B)                                                                          2314              0 6.a
    b. Amount reflected in time and savings deposits(1) (included in
       Schedule RC-E, Part I, Item 7, column A or C, but not column B)                                   2315              0 6.b
7.  Unamortized premiums and discounts on time and savings deposits: (1, 2)
    a. Unamortized premiums                                                                              5516              0 7.a
    b. Unamortized discounts                                                                             5517            109 7.b
8.  TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S.
       territories and possessions):
       (1) Total deposits purchased or acquired from other
           FDIC-insured institutions during the quarter                                                  A531              0 8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
           above attributable to a secondary fund (i.e., BIF members
           report deposits attributable to SAIF; SAIF members report
           deposits attributable to BIF)                                                                 A532              0 8.a.2
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in
       Puerto Rico and U.S. territories and possessions)                                                 A533              0 8.b

----------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-20
Legal Title of Bank

                                                                              30
FDIC Certificate Number - 05208

SCHEDULE RC-O--Continued

                                                                            Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------------
 9.  Deposits in lifeline accounts                                                                       5596                  9
10. Benefit-responsive "Depository Institution Investment Contracts"
    (included in total deposits in domestic offices)                                                     8432              0   10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S.
       banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis                                           8785              0   11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto
       Rico and U.S. territories and possessions) that were reported on a
       net basis in Schedule RC-E had been reported on a gross basis                                     A181              0   11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E                              A182              0   11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                                   A527              0   12.a
    b. Amount of assets netted against time and savings deposits                                         A528              0   12.b

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                                            Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------------
1.  TOTAL DEPOSITS IN DOMESTIC OFFICES OF THE BANK AND IN INSURED BRANCHES
    IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS (SUM OF MEMORANDUM
    ITEMS 1.a.(1) AND 1.b.(1) MUST EQUAL THE SUM OF SCHEDULE RC, ITEM 13.a,
    AND SCHEDULE RC-O, ITEMS 5.a AND 5.b):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,0000 or less                                               2702      9,248,415 M.1.a 1
                                                                                            NUMBER
       (2) Number of deposit accounts of $100,000 or less
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                              3779             N/A                      M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000                                              2710     23,615,078 M.1.b 1

                                                                                            NUMBER

       (2) Number of deposit accounts of more than $100,000                        2722          18,448                      M.1.b 2
2.  MEMORANDUM ITEM 2 IS TO BE COMPLETED BY ALL BANKS.
    ESTIMATED AMOUNT OF UNINSURED DEPOSITS IN DOMESTIC OFFICES OF THE BANK
    AND IN INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND
    POSSESSIONS (SEE INSTRUCTIONS)                                                                       5597     21,770,278 M.2
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report ?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

           TEXT                                                                                          RCON    FDIC CERT NO.
A545                                                                                                     A545            N/A M.3

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-21
Legal Title of Bank

                                                                              31
FDIC Certificate Number - 05208

SCHEDULE RC-R--REGULATORY CAPITAL

                                                                            Dollar Amounts in Thousands  RCFD Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
1.  Total equity capital (from Schedule RC, item 28)                                                     3210      4,079,693 1
2.  LESS: Net unrealized gains (losses) on available-for-sale securities
    (1) (if a gain, report as a positive value; If a loss, report as a
     negative value)                                                                                     8434         53,795 2
3.  LESS: Net unrealized loss on available-for-sale EQUITY securities (1)
    (report loss as a positive value)                                                                    A221              0 3
4.  LESS: Accumulated net gains (losses) on cash flow hedges (1)
    (if a gain, report as a positive value; if a loss, report as a
    negative value)                                                                                      4336              0 4
5.  LESS: Nonqualifying perpetual preferred stock                                                        B588              0 5
6.  Qualifying minority interests in consolidated subsidiaries                                           B589              0 6
7.  LESS: Disallowed goodwill and other disallowed intangible assets                                     B590        346,866 7
8.  SUBTOTAL (SUM OF ITEMS 1 AND 6, LESS ITEMS 2, 3, 4, 5, AND 7)                                        C227      3,679,032 8
9.a. LESS: Disallowed servicing assets and purchased credit card
     relationships                                                                                       B591             12 9.a
  b. LESS: Disallowed deferred tax assets                                                                5610              0 9.b
10. Other additions to (deductions from) Tier 1 capital                                                  B592              0 10
11. TIER 1 CAPITAL (SUM OF ITEMS 8 AND 10, LESS ITEMS 9.A AND 9.B)                                       8274      3,679,020 11

TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock                                          5306              0 12
13. Cumulative perpetual preferred stock includible in Tier 2 capital                                    B593              0 13
14. Allowance for loan and lease losses includible in Tier 2 capital                                     5310        284,263 14
15. Unrealized gains on available-for-sale equity securities includible in
    Tier 2 capital                                                                                       2221            320 15
16. Other Tier 2 capital components                                                                      B594              0 16
17. Tier 2 capital (sum of items 12 through 16)                                                          5311        284,583 17
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                                   8275        284,583 18

19. Tier 3 capital allocated for market risk                                                             1395              0 19
20. LESS: Deductions for total risk-based capital                                                        B595              0 20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                                 3792      3,963,603 21

TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9)                                                    3368     55,610,248 22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from
    item 7 above)                                                                                        B590        346,866 23
24. LESS: Disallowed servicing assets and purchased credit card
    relationships (from item 9.a above)                                                                  B591             12 24
25. LESS: Disallowed deferred tax assets (from item 9.b above)                                           5610              0 25
26. LESS: Other deductions from assets for leverage capital purposes                                     B596              0 26
27. Average total assets for leverage capital purposes (item 22 less items
    23 through 26)                                                                                       A224     55,263,370 27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28.a  ADJUSTMENT TO TIER 1 CAPITAL REPORTED IN ITEM 11                                                   C228              0 28.a
   b. Adjustment to total risk-based capital reported in item 21                                         B503              0 28.b
29. Adjustment to risk-weighted assets reported in item 62                                               B504              0 29
30. Adjustment to average total assets reported in item 27                                               B505              0 30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                            (Column A)              (Column B)
                                                                                    RCFD   Percentage    RCFD      Percentage
------------------------------------------------------------------------------------------------------------------------------
31. Tier 1 leverage ratio (2)                                                       7273            N/A  7204            6.66% 31
32. Tier 1 risk-based capital ratio (3)                                             7274            N/A  7206           12.53% 32
33. Total risk-based capital ratio (4)                                              7275            N/A  7205           13.50% 33

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-22
Legal Title of Bank

                                                                              32
FDIC Certificate Number - 05208

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                     (Column A)      (Column B)      (Column C)      (Column D)     (Column E)     (Column F)
                                                                     -----------------------------------------------------------
                                       Totals         Items Not                 Allocation by Risk Weight Category
                                        (from        Subject to      -----------------------------------------------------------
      Dollar Amounts in Thousands   Schedule RC)   Risk-Weighting        0%             20%            50%            100%
--------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET ASSET CATAGORIES     Bil| Mil|Thou    Bil| Mil|Thou  Bil| Mil|Thou   Bil| Mil|Thou  Bil| Mil Thou   Bil  Mil Thou
34. Cash and balances due from
    depository institutions
    (Column A equals the sum of
    Schedule RC, items 1.a and      RCFD 0010                       RCFD B600       RCFD B601                    RCFD B602
    1.b)                              1,884,467                         253,483       1,630,984                             0    34

                                    RCFD 1754       RCFD B603       RCFD B604       RCFD B605      RCFD B606     RCFD B607
35. Held-to-maturity securities               0                0              0               0              0              0    35

                                    RCFD 1773       RCFD B608       RCFD B608       RCFD B610      RCFD B611     RCFD B612
36. Available-for-sale securities     1,613,776           86,370        415,356         709,232        104,557        298,261    36

37. Federal funds sold and          RCFD C225                       RCFD C083       RCFD C084                    RCFD B520
    securities purchased under        8,278,225                               0       8,278,225                             0    37
    agreements to resell

38. Loans and leases held for       RCFD 5369       RCFD B617       RCFD B618       RCFD B619      RCFD B620     RCFD B621
    sale                             21,079,237                0              0       2,560,827     18,516,845          1,565    38


39. Loans and leases, net of        RCFD B528       RCFD B622       RCFD B623       RCFD B624      RCFD B625     RCFD B626
    unearned income (1)              18,011,762                0              0       3,274,248      2,459,113     12,278,401    39


40. LESS: Allowance for loan and    RCFD 3123       RCFD 3123
    lease losses                        284,263          284,263                                                                 40

                                    RCFD 3545       RCFD B627       RCFD B628       RCFD B629      RCFD B830     RCFD B631
41. Trading assets                      367,486           48,914              0         318,572              0              0    41

                                    RCFD 8639       RCFD B640       RCFD B641       RCFD B642      RCFD B643     RCFD 5339
42. All other assets (2)              1,892,510          346,878         87,679         422,612         74,869        960,472    42


43. Total assets (sum of items      RCFD 2170       RCFD B844       RCFD 5320       RCFD 5327      RCFD 5334     RCFD 5340
    34 through 42)                   52,843,200          197,899        756,518      17,194,700     21,155,384     13,536,699    43

----------
(1) Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-23
Legal Title of Bank

FDIC Certificate Number - 05208                                               33

SCHEDULE RC-R--CONTINUED

                                                                            (Column C)    (Column D)    (Column E)   (Column F)
                                (Column A)                    (Column B)   ------------------------------------------------------
                               Face Value        Credit         Credit               Allocation by Risk Weight Category
                               or Notional     Conversion     Equivalent   ------------------------------------------------------
                                 Amount          Factor       Amount (1)        0%           20%            50%         100%
                               ------------                  ------------  ------------  ------------  ------------ ------------
  Dollar Amounts in Thousands  Bil Mil Thou                  Bil Mil Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE
SHEET ITEMS                    RCFD B646     See footnote 2   RCFD B547     RCFD B548    RCFD B581      RCFD B582    RCFD B583
44. Financial standby letters
     of credit                      50,523       1.000             50,523            0             0             0       50,523  44

45. Performance standby        RCFD 3821                      RCFD B650     RCFD B651    RCFD B652      RCFD B653    RCFD B654
    letters of of credit           205,649        .50             102,825            0             0             0      102,825  45

46. Commercial and similar     RCFD 3411                      RCFD B655     RCFD B656    RCFD B657      RCFD B658    RCFD B669
    letters of credit               22,007        .20               4,401            0             0             0        4,401  46

47. Risk participations in
    bankers acceptances
    acquired by the            RCFD 3429                      RCFD B660     RCFD B661    RCFD B662                   RCFD B663
    reporting institution                0        1.00                  0            0             0                          0  47

                               RCFD 3433                      RCFD B666     RCFD B665    RCFD B666      RCFD B667    RCFD B668
48. Securities lent                425,872        1.00            425,872            0       425,872             0            0  48

49. Retained recourse on small
    business obligations       RCFD A250                      RCFD B669     RCFD B670    RCFD B671      RCFD B672    RCFD B673
    sold with recourse                   0        1.00                  0            0             0             0            0  49

50. RECOURSE AND DIRECT
    CREDIT SUBSTITUTES
    (OTHER THAN FINANCIAL
    STANDBY LETTERS OF
    CREDIT) SUBJECT TO THE
    LOW-LEVEL EXPOSURE RULE
    AND RESIDUAL INTERESTS
    SUBJECT TO A
    DOLLAR-FOR-DOLLAR          RCFD B541         Below        RCFD B542                                              RCFD B543
    CAPITAL REQUIREMENT                  0       12.500                 0                                                     0  50

51. All other financial        RCFD B675                      RCFD B676     RCFD B677    RCFD B678      RCFD B679    RCFD B680
    assets sold with recourse            0        1.00                  0            0             0             0            0  51

52. All other off-balance      RCFD B681                      RCFD B682     RCFD B683    RCFD B684      RCFD B685    RCFD B686
    sheet liabilities                    0        1.00                  0            0             0             0            0  52
53. Unused commitments with    RCFD 3833                      RCFD B687     RCFD B688    RCFD B689      RCFD B690    RCFD B691
    an original maturity
    exceeding one year           3,074,296        .50           1,537,148            0         1,604        11,925    1,523,619  53

                                                              RCFD A167     RCFD B693    RCFD B694      RCFD B695
54. Derivative contracts                                           77,408            0        34,743        42,665               54

----------
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-24
Legal Title of Bank

FDIC Certificate Number - 05208                                               34

SCHEDULE RC-R--CONTINUED

                                                               (Column C)      (Column D)       (Column E)       (Column F)
                                                              ---------------------------------------------------------------
                                                                           Allocation by Risk Weight Category
                                                              ---------------------------------------------------------------
                                                                   0%              20%             50%              100%
                                                              ---------------------------------------------------------------
                                 Dollar Amounts in Thousands  Bil|Mil|Thou    Bil|Mil|Thou     Bil|Mil|Thou     Bil|Mil|Thou
-----------------------------------------------------------------------------------------------------------------------------
TOTALS
55. Total assets, derivatives, and off-balance sheet items     RCFD B696        RCFD B697       RCFD B698        RCFD B699
    by risk weight category (for each column, sum of items
    43 through 54)
                                                                    756,518       17,656,919      21,209,974       15,220,067  55
56. Risk weight factor                                            * 0%            * 20%           * 50%            * 100%      56

57. Risk-weighted assets by risk weight category (for each     RCFD B700        RCFD B701       RCFD B702        RCFD B703
    column, item 55 multiplied by item 56)
                                                                          0        3,531,384      10,604,987       15,220,067  57
                                                                                                                 RCFD 1651
58. Market risk equivalent assets                                                                                           0  58

59. Risk-weighted assets before deductions for excess                                                            RCFD B704
    allowance for loan and lease losses and allocated
    transfer risk reserve (sum of item 57, columns C
    through F, and item 58)
                                                                                                                   29,356,438  59
                                                                                                                 RCFD A222
60. LESS: Excess allowance for loan and lease losses                                                                        0  60
                                                                                                                 RCFD 3128
61. LESS: Allocated transfer risk reserve                                                                                   0  61
                                                                                                                 RCFD A223
62. Total risk-weighted assets (item 59 minus items 60
and 61)                                                                                                            29,356,438  62

Memoranda

                                                  Dollar Amounts in Thousands                  RCFD     Bil|Mil|Thou
----------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts
   covered by the risk-based capital standards                                                 8764            65,350          M.1

                                                                    With a remaining maturity of
                                         -------------------------------------------------------------------------------
                                                    (Column A)                (Column B)                 (Column C)
                                                     One year                Over one year                  Over
                                                      or less                   through                  five years
                                                                              five years
                                         -------------------------------------------------------------------------------
                                          RCFD  Tril Bil Mil Thou   RCFD   Tril Bil Mil Thou   RCFD   Tril Bil Mil Thou
                                         -------------------------------------------------------------------------------
2. Notional principal amounts of
   derivative contracts: (1)
   a. Interest rate contracts             3809       470,629        8766        817,678        8767             423,423        M.2.a
   b. Foreign exchange contracts          3812             0        8769              0        8770                   0        M.2.b
   c. Gold contracts                      8771             0        8772              0        8773                   0        M.2.c
   d. Other precious metals contracts     8774             0        8775              0        8776                   0        M.2.d
   e. Other commodity contracts           8777         3,404        8778         10,652        8779                   0        M.2.e
   f. Equity derivative contracts         A000             0        A001              0        A002                   0        M.2.f

----------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-25
Legal Title of Bank

FDIC Certificate Number - 05208                                              35

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

                                 (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                 1-4 Family       Home         Credit                       Other      Commercial    All Other
                                Residential      Equity         Card          Auto        Consumer   and Industrial  Loans and
                                   Loans         Loans      Receivables      Loans         Loans          Loans      All Leases
                                ------------------------------------------------------------------------------------------------
   Dollar Amounts in Thousands  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal
   balance of assets sold and
   securitized by the reporting
   bank with servicing retained
   or with recourse or other
   seller-provided credit
   enhancements                  RCFD B705     RCFD B706     RCFD B707     RCFD B708     RCFD B709     RCFD B710    RCFD B711
                                          0             0             0             2             0             0            0   1
2. Maximum amount of credit
   exposure arising from
   recourse or other
   seller-provided credit
   enhancements provided to
   structurs reported in
   item 1 in the form of:
   a. Retained interest-only
      strips (included in
      Schedules RC-B or RC-F
      or in Schedule RC,
      item 5)                    RCFD B712     RCFD B713     RCFD B714     RCFD B715     RCFD B716     RCFD B717    RCFD B718
                                          0             0             0             0             0             0            0   2.a
   b. Standby letters of
      credit, sub-ordinated
      securities, and other
      enhancements               RCFD B719     RCFD B720     RCFD B721     RCFD B722     RCFD B723     RCFD B724    RCFD B725
                                          0             0             0             0             0             0            0   2.b
3. Reporting bank's unused
   commitments to provide
   liquidity to structures
   reported in item 1            RCFD B726     RCFD B727     RCFD B728     RCFD B729     RCFD B730     RCFD B731    RCFD B732
                                          0             0             0             0             0             0            0   3
4. Past due loan amounts
   included in item 1:           RCFD B733     RCFD B734     RCFD B735     RCFD B736     RCFD B737     RCFD B738    RCFD B739
   a. 30-89 days past due                 0             0             0             0             0             0            0   4.a
                                 RCFD B740     RCFD B741     RCFD B742     RCFD B743     RCFD B744     RCFD B745    RCFD B746
   b. 90 days or more past due            0             0             0             0             0             0            0   4.b
5. Charge-offs and recoveries
   on assets sold and
   securitized with servicing
   retained or with recourse or
   other seller-provided credit
   enhancements (calendar
   year-to-date):                RIAD B747     RIAD B748     RIAD B749     RIAD B750     RIAD B751     RIAD B752    RIAD B753
   a. Charge-offs                         0             0             0             0             0             0            0   5.a
                                 RIAD B754     RIAD B755     RIAD B756     RIAD B757     RIAD B758     RIAD B759    RIAD B760
   b. Recoveries                          0             0             0             0             0             0            0   5.b

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-26
Legal Title of Bank

FDIC Certificate Number - 05208                                               36

SCHEDULE RC-S--CONTINUED

                                 (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                 1-4 Family       Home         Credit                      Other       Commercial    All Other
                                Residential      Equity         Card          Auto        Consumer   and Industrial  Loans and
                                   Loans          Loans     Receivables      Loans         Loans         Loans       All Leases
                                -------------------------------------------------------------------------------------------------
    Dollar Amounts in Thousands Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or
   seller's) interest
   carried as:                                 RCFD B761     RCFD B762                                 RCFD B763
   a. Securities (included in
      RC-B or RC, item 5)                               0             0                                         0                6.a
                                               RCFD B500     RCFD B501                                 RCFD B502
   b. Loans (included in
      Schedule RC-C)                                    0             0                                         0                6.b
7. Past due loan amounts
   included in interests
   reported in item 6.a:                       RCFD B764     RCFD B765                                 RCFD B766
   a. 30-89 days past due                               0             0                                         0                7.a
                                               RCFD B767     RCFD B768                                 RCFD B769
   b. 90 days or more past due                          0             0                                         0                7.b
8. Charge-offs and recoveries
   on loan amounts included in
   interests reported in item
   6.a (calendar year-to-date):                RIAD B770     RIAD B771                                 RIAD B772
   a. Charge-offs                                       0             0                                         0                8.a
                                               RIAD B773     RIAD B774                                 RIAD B775
   b. Recoveries                                        0             0                                         0                8.b

FOR SECURITIZATION FACILITIES
SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER
INSTITUTIONS
9. Maximum amount of credit
   exposure arising from credit
   enhancements provided by the
   reporting bank to other
   institutions' securitization
   structures in the form of
   standby letters of credit,
   purchased subordinated
   securities, and other         RCFD B776     RCFD B777     RCFD B778     RCFD B779     RCFD B780     RCFD B781     RCFD B782
   enhancements                           0             0             0             0             0             0             0  9

10. Reporting bank's unused
   commitments to provide
   liquidity to other
   institutions' securitization  RCFD B783     RCFD B784     RCFD B785     RCFD B786     RCFD B787     RCFD B788     RCFD B789
   structures                             0             0             0             0             0             0             0  10

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC 031
-------------------------------------------                           RC-27
Legal Title of Bank

FDIC Certificate Number - 05208                                               37

SCHEDULE RC-S--CONTINUED

                                 (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                 1-4 Family       Home         Credit                      Other       Commercial    All Other
                                Residential      Equity         Card          Auto        Consumer   and Industrial  Loans and
                                   Loans          Loans     Receivables      Loans         Loans          Loans      All Leases
                                ------------------------------------------------------------------------------------------------
    Dollar Amounts in Thousands Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou  Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse
   or other seller - provided
   credit enhancements and not
   securitized by the reporting  RCFD B790     RCFD B791     RCFD B792     RCFD B793     RCFD B794     RCFD B795     RCFD B796
   bank                                   0             0             0             0             0             0             0  11
12. Maximum amount of credit
   exposure arising from
   recourse or other seller-
   provided credit enhancements
   provided to assets reported   RCFD B797     RCFD B798     RCFD B799     RCFD B800     RCFD B801     RCFD B802     RCFD B803
   in item 11                             0             0             0             0             0             0             0  12

Memoranda

                                                                Dollar Amounts in Thousands              RCFD  Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------------
1. Small Business obligations transferred with recourse under Section 208 of the
   Riegle Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance                                                                      A249             0  M.1.a
   b. Amount of retained recourse on these obligations as of the report date                             A250             0  M.1.b
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other servicer-provided
      credit enhancements                                                                                B804             0  M.2.a
   b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided
      credit enhancements                                                                                B805           184  M.2.b
   c. Other financial assets (1)                                                                         A591        53,451  M.2.c
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company                B806             0  M.3.a.1
      (2) Conduits sponsored by other unrelated institutions                                             B807             0  M.3.a.2
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company                B808             0  M.3.b.1
      (2) Conduits sponsored by other unrelated institutions                                             B809             0  M.3.b.2

----------
(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-28
Legal Title of Bank

FDIC Certificate Number - 05208                                               38

SCHEDULE RC-T--FIDUCIARY AND RELATED SERVICES

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

1. Does the bank have fiduciary powers? (If "NO",                  RCFD YES/NO
   do not complete Schedule RC-T.)                                 A345   YES  1

2. Does the bank exercise the fiduciary powers it                  RCFD YES/NO
   has been granted?                                               A346   YES  2

3. Does the institution have any fiduciary or related
   activity (in the form of assets or accounts)?                   RCFD YES/NO
   (If "NO", do not complete the rest of Schedule RC-T.)           B867   YES  3

If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (Item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:
-  Items 4 through 19.a quarterly,
-  Items 20 through 23 annually with the December report, and
-  Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 11 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

                                                                                      (Column C)         (Column D)
                                              (Column A)          (Column B)           Number of          Number of
                                               Managed            Non-Managed           Managed          Non-Managed
                                                Assets              Assets             Accounts           Accounts
                                        ----------------------------------------------------------------------------------
             Dollar Amounts in Thousands  Tril|Bil|Mil|Thou    Tril|Bil|Mil|Thou
--------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                  RCFD B868            RCFD B869           RCFD B870          RCFD B871
4.  Personal trust and agency accounts             6,034,866              632,889              7,519                172      4

5.  Retirement related trust and agency
     accounts:
    a. Employee benefit-defined               RCFD B872            RCFD B873           RCFD B874          RCFD B875
       contribution                                2,139,708           22,376,928                 94              2,607    5.a

                                              RCFD B876            RCFD B877           RCFD B878          RCFD B879
    b. Employee benefit-defined benefit            2,949,061           14,409,569                 83                457    5.b

                                              RCFD B880            RCFD B881           RCFD B882          RCFD B883
    c. Other retirement accounts                   2,213,818            4,287,449              1,350                574    5.c

                                              RCFD B884            RCFD B885           RCFD C001          RCFD C002
6.  Corporate trust and agency accounts            1,069,877           49,101,956                 61             12,766      6


7.  Investment management agency              RCFD B886                                RCFD B888
     accounts                                        264,214                                     281                         7

                                              RCFD B890            RCFD B891           RCFD B892          RCFD B893
8.  Other fiduciary accounts                         358,950            2,632,971                105                392      8

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-29
Legal Title of Bank

FDIC Certificate Number - 05208                                               39

SCHEDULE RC-T--CONTINUED

                                                                                           (Column C)          (Column D)
                                                         (Column A)          (Column B)    Number of           Number of
                                                          Managed           Non-Managed     Managed           Non-Managed
                                                           Assets              Assets       Accounts            Accounts
                                                     ----------------------------------------------------------------------
                        Dollar Amounts in Thousands  Tril|Bil|Mil|Thou  Tril|Bil|Mil|Thou
-----------------------------------------------------------------------------------------
FIDUCIARY AND RELATED
ASSETS--Continued
9. Total fiduciary accounts                             RCFD B894          RCFD B895        RCFD B896        RCFD B897
   (sum of items 4 through 8)                               15,030,494         93,441,752            9,493           16,968  9

                                                                           RCFD B898                         RCFD B899
10. Custody and safekeeping accounts                                          168,972,172                             3,540  10

11. Fiduciary accounts held in foreign                  RCFN B900          RCFN B901        RCFN B902        RCFN B903
    ofices (included in items 9 and 10)                              0                  0                0                0  11

                                                                                                                 Managed
                                                                                                                  Assets
Memoranda                                                                                                ------------------
                                                                           Dollar Amounts in Thousands   RCFD  Bil|Mil|Thou
---------------------------------------------------------------------------------------------------------------------------
1. Managed assets held in personal trust and agency accounts:
   a. Non interest-bearing deposits                                                                      B913           454  M.1.a
   b. Interest-bearing deposits                                                                          B914         5,333  M.1.b
   c. U.S. Treasury and U.S. Government agency obligations                                               B915       485,909  M.1.c
   d. State, county and municipal obligations                                                            B916       760,766  M.1.d
   e. Money market mutual funds                                                                          B917            84  M.1.e
   f. Other short-term obligations                                                                       B918           499  M.1.f
   g. Other notes and bonds                                                                              B919       117,369  M.1.g
   h. Common and preferred stocks                                                                        B920     4,472,264  M.1.h
   i. Real estate mortgages                                                                              B921         4,279  M.1.i
   j. Real estate                                                                                        B922       100,419  M.1.j
   k. Miscellaneous assets                                                                               B923        87,490  M.1.k
   l. Total assets of managed personal trust and agency accounts (sum of
      Memorandum items 1.a through 1.k) (must equal Schedule RC-T,
      item 4, column A)                                                                                  B868     6,034,866  M.1.l

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
-------------------------------------------                            RC-30
Legal Title of Bank

FDIC Certificate Number - 05208                                               40

SCHEDULE RC-T--CONTINUED

Memoranda-Continued

                                                                                          (Column A)           (Column B)
                                                                                           Number of         Principal Amount
                                                                                            Issues             Outstanding
                                                                             -------------------------------------------------
                                                  Dollar Amounts in Thousands    RCFD                 RCFD     Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships                                       B927        51,806   B928      541,999,161    M.2.a
   b. Transfer agent, registrar, paying agent,
      and other corporate agency                                                 B929         3,598                            M.2.b

                                                                                          (Column A)           (Column B)
                                                                                           Number of         Market Value of
                                                                                            Funds              Fund Assets
                                                                             -------------------------------------------------
                                                  Dollar Amounts in Thousands    RCFD                 RCFD     Bil|Mil|Thou
------------------------------------------------------------------------------------------------------------------------------
3. Collective investment funds and common
   trust funds:
   a. Domestic equity                                                            B931        1        B932          342        M.3.a
   b. International/Global equity                                                B933        0        B934            0        M.3.b
   c. Stock/Bond blend                                                           B935        2        B936       14,433        M.3.c
   d. Taxable bond                                                               B937        2        B938      858,415        M.3.d
   e. Municipal bond                                                             B939        0        B940            0        M.3.e
   f. Short term investments/Money market                                        B941        0        B942            0        M.3.f
   g. Specialty/Other                                                            B943        0        B944            0        M.3.g
   h. Total collective investment funds (sum
      of Memorandum items 3.a through 3.g)                                       B945        5        B946      873,190        M.3.h

               OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS     FFIEC 031
                REPORTED IN THE REPORTS OF CONDITION AND INCOME        RC-31
                   at close of business on December 31, 2002
                                                                              41

Wells Fargo Bank Minnesota, N.A.            Minneapolis              MN
--------------------------------            -----------              --
    LEGAL TITLE OF BANK                        CITY                 STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment' box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its acuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the trucnation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

X = NO COMMENT Y = COMMENT _____________________________________        6979 /X/
BANK MANAGEMENT STATEMENT (PLEASE TYPE OR PRINT CLEARLY):
       TEXT (70 CHARACTERS PER LINE )

  6980
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________
      ____________________________________________________________

      ------------------------------------------------------------
      SIGNATURE OF EXECUTIVE OFFICER OF BANK    DATE OF SIGNATURE